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                                                                    EXHIBIT 10.8


                               September 30, 1996


TO:  DANIEL INDUSTRIES, INC.

         This will confirm that the February 3, 1995 Consulting Agreement between the company and the undersigned provides as follows.

                          Salary: $135,000 per year

                          Expenses:  Reimbursement for business related expenses

                          Term:  Two Years




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                                                  W. A. Griffin